                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 14, 1996


                             HARLYN PRODUCTS, INC.
            (Exact name of Registrant as specified in its charter)

     California                     0-7473                       95-2251026

  (State or other                 Commission                  (IRS Employer
   Jurisdiction                   File Number           Identification No.)
 of Incorporation)



                            1515 South Main Street
                         Los Angeles, California 90015
              (Address of Principal Executive Office)  (Zip Code)
       Registrant's telephone number, including area code (213) 746-0745

Item 4.  Acquisition or Disposition of Assets
         ------------------------------------

     On November 14, 1996, the Registrant completed the sale of its wholly-owned subsidiary, Harlyn International Company, Ltd., located in Bangkok, Thailand, to L.L. Knickerbocker Company, Inc. The sale was effective as of July 1, 1996 and the proceeds were used to pay bank debt and for the costs of the transaction.

Item 5.  Other Events
         ------------

     Subsequent to November 15, 1996, three of the Registrant's outside directors, William Hood, James B. Freedman, and Roger Kuppinger, resigned.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     Exhibit 1

     4.a. Stock Purchase Agreement by and among Harlyn Products, Inc., Harlyn International Company, Ltd. and L.L. Knickerbocker Co., Inc.

       b.  First Amendment to Stock Purchase Agreement; and

       c.  Second Amendment to Stock Purchase Agreement.

                                  SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on November 26, 1996.


                                        HARLYN PRODUCTS, INC.
                                        (Registrant)

                                        /s/ EDWARD DUDZIAK

                                        By: EDWARD DUDZIAK, President